UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2004

VERILINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

127 JETPLEX CIRCLE
MADISON, AL 35758-8989
(Address of principal executive offices / Zip Code)

256.327.2001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act.

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     ☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

     ☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01. Other Events

     In order to provide updated information for incorporation by reference in pending and future registration statements under the Securities Act of 1933, as amended, Verilink Corporation (“Verilink”) is providing updated pro forma financial information relating to Verilink’s acquisition of Larscom Incorporated (“Larscom”) and updated financial statements for Larscom, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 9.01 Exhibits

(c) Exhibits

99.1	Unaudited pro forma combined consolidated financial data giving effect to the combination of Verilink Corporation, Larscom Incorporated and XEL Communications, Inc. for the periods indicated.

99.2	Unaudited financial statements of Larscom Incorporated as of June 30, 2004 and for the three- and six-month periods ended June 30, 2004 and 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: December 17, 2004	By:	/s/ C. W. Smith

C. W. Smith
Vice President and Corporate
Controller

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